                                                                     Exhibit 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July 1995.

                                                   /s/ James W. Bagley
                                          _____________________________________
                                                     JAMES W. BAGLEY

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint Clifford G. Sprague his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of September 1995.

                                                  /s/ C. Scott Kulicke
                                          _____________________________________
                                                    C. SCOTT KULICKE

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July 1995.

                                              /s/ Frederick W. Kulicke, Jr.
                                          _____________________________________
                                                FREDERICK W. KULICKE, JR.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July 1995.

                                                   /s/ John A. O'Steen
                                          _____________________________________
                                                     JOHN A. O'STEEN

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July 1995.

                                                   /s/ Allison F. Page
                                          _____________________________________
                                                     ALLISON F. PAGE

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July 1995.

                                                /s/ MacDonnell Roehm, Jr.
                                          _____________________________________
                                                  MACDONNELL ROEHM, JR.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of September 1995.

                                                 /s/ Clifford G. Sprague
                                          _____________________________________
                                                   CLIFFORD G. SPRAGUE

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby consent and appoint C. Scott Kulicke and Clifford G. Sprague, or either of them acting alone, his true and lawful attorney-in-fact and agent, with full power of substitution and revocation for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of Kulicke and Soffa Industries, Inc., relating to the offer and sale of shares of its Common Stock and any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July 1995.

                                                  /s/ C. William Zadel
                                          _____________________________________
                                                    C. WILLIAM ZADEL